UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2007
VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5759	65-0949535

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida		33131

(Address of Principal Executive Offices)		(Zip Code)
(305) 579-8000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On February 2, 2007, our subsidiary, Liggett Group LLC (“Liggett”), entered into an Amendment (the “Amendment”), dated as of January 31, 2007, to its Amended and Restated Loan and Security Agreement, dated as of April 14, 2004, with Wachovia Bank, N.A. (“Wachovia”). The $50,000,000 credit facility is collateralized by all inventories and receivables of Liggett and a mortgage on its manufacturing facility. The Amendment extends the term of the facility from March 8, 2008 to March 8, 2010, subject to automatic renewal for additional one year periods unless a notice of termination is given by Wachovia or Liggett at least 60 days prior to such date or the anniversary of such date.
     The Amendment reduces the interest rates payable on borrowings under the facility and revises certain financial covenants. Prime rate loans under the facility will now bear interest at a rate equal to the prime rate of Wachovia, as compared to the previous interest rate of 1.0% above the prime rate. Further, Eurodollar rate loans will now bear interest at a rate of 2.0% above Wachovia’s adjusted Eurodollar rate, as compared to the previous interest rate of 3.5% above the adjusted Eurodollar rate. The Amendment also eliminates the minimum adjusted working capital and net working capital requirements previously imposed by the facility and replaces those requirements with new covenants based on Liggett’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), as defined in the Amendment, and Liggett’s capital expenditures, as defined in the Amendment. The revised covenants provide that Liggett’s EBITDA, on a trailing twelve month basis, shall not be less than $100,000,000 if Liggett’s excess availability, as defined, under the facility is less than $20,000,000. The revised covenants also require that annual capital expenditures (before a maximum carryover amount of $2,500,000) shall not exceed $10,000,000 during any fiscal year.
     The foregoing description of the amendments to the credit facility is qualified in its entirety by reference to the Amendment, which is included as Exhibit 4.1 hereto and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following Exhibit is filed herewith:

Exhibit 4.1	Amendment, dated as of January 31, 2007, to Amended and Restated Loan and Security Agreement, dated as of April 14, 2004, by and between Wachovia Bank, N.A., as lender, Liggett Group LLC., as borrower, 100 Maple LLC and Epic Holdings Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.
By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President and Chief Financial Officer

Date: February 6, 2007

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